Exhibit 99.1

Investor Presentation 3Q10

2 Forward looking statements & regulation G disclaimer Safe Harbor for Forward Looking Statements Some of the statements in this presentation include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this presentation for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors' pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world's financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2009. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Regulation G Disclaimer In presenting the Company's results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. For a complete description of non-GAAP measures and reconciliations, please review the Investor Financial Supplement on our web site at www.endurance.bm. The combined ratio is the sum of the loss, acquisition expense and general and administrative expense ratios. Endurance presents the combined ratio as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. The combined ratio, excluding prior year net loss reserve development, enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. The combined ratio, excluding prior year net loss reserve development, should not be viewed as a substitute for the combined ratio. Net premiums written (prior to deposit accounting adjustments) is a non-GAAP internal performance measure used by Endurance in the management of its operations. Net premiums written (prior to deposit accounting adjustments) represents net premiums written and deposit premiums, which are premiums on contracts that are deemed as either transferring only significant timing risk or transferring only significant underwriting risk and thus are required to be accounted for under GAAP as deposits. Endurance believes these amounts are significant to its business and underwriting process and excluding them distorts the analysis of its premium trends. In addition to presenting gross premiums written determined in accordance with GAAP, Endurance believes that net premiums written (prior to deposit accounting adjustments) enables investors, analysts, rating agencies and other users of its financial information to more easily analyze Endurance's results of underwriting activities in a manner similar to how management analyzes Endurance's underlying business performance. Net premiums written (prior to deposit accounting adjustments) should not be viewed as a substitute for gross premiums written determined in accordance with GAAP. Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

3 Introduction to Endurance Specialty Holdings Founded in 2001 with a strategy focused on delivering superior returns to shareholders Focus on specialty lines of business Active portfolio management Maintain a strong balance sheet and efficiently manage capital Strong Market Positioning Widely diversified, global specialty insurance and reinsurance provider Over 790 employees in offices across the United States, Bermuda, Europe, and Asia Solid Financial Foundation Excellent financial strength with $8.5 BN in assets, $3.4 BN in total capital and $2.9 BN in shareholders' equity as of September 30, 2010 High quality (average rating of AA), short duration (2.25 years), liquid investment portfolio Prudent loss reserves (65.8% of reserves are IBNR) Rated "A" by A.M. Best and Standard and Poor's and A2 by Moody's with stable outlooks Received the highest Enterprise Risk Management ranking of "Excellent" from Standard and Poor's Excellent historical financial results Inception to date annualized operating ROE of 14.5% 23.2% average annualized growth in book value per share plus dividends since inception

4 2010 Highlights Third quarter reinsurance net written premium growth driven by: Growth in catastrophe lines due to assumption of business from Glacier Re Growth in casualty premiums due to one large contract where the renewal was moved to the third quarter when it was historically renewed in the second quarter Third quarter insurance net written premiums growth driven by: Growth in agriculture premiums driven by higher wheat prices and policy count growth Growth in U.S. property and casualty lines of business as less external reinsurance purchased Financial Highlights Net Premium Growth Third quarter and year to date results have been strong despite a higher frequency of industry events and historically low investment yields

5 Investor Value Proposition Specialty focus and strong diversification has the potential to generate industry leading returns for shareholders, with lower volatility Established a team of experienced specialized underwriters with deep expertise across business units Strong balance sheet supported by conservative investment portfolio and prudent reserving practices Recognized industry leader in Enterprise Risk Management - Excellent rating for ERM by Standard and Poors Management team has successfully generated superior returns for shareholders Successfully executed our strategy to develop a diversified portfolio of specialized business Total Return Since Endurance IPO (March 3, 2003)* Endurance offers investors a proven franchise at an attractive valuation * Source: FACTSET: Total return equals stock appreciation plus dividends from March 3, 2003 through 11/3/2010

6 Endurance is World Class at Risk Management Endurance has outperformed other catastrophe writers in recent large events Industry Participant's Catastrophe Losses versus Shareholders Equity Large named events since 2007 (CHART) Source: SNL and Dowling * Based on losses and equity reported prior to their merger

7 Endurance's Financial Results Diluted book value per common share has grown in absolute terms... Book Value ($MM) and Diluted Book Value Per Common Share ($) From December 31, 2001 - September 30, 2010 (CHART) Note: Diluted Book Value Per Share calculated on weighted number of average diluted shares outstanding. * Calculated on a simple (non-compounded) average 19.2% average annual growth in diluted book value per common share*

8 Endurance's Financial Results Book value per common share has also grown on a relative basis Book Value Per Share Plus Dividend Growth From December 31, 2006 - September 30, 2010 (CHART) Note: Book value per share and dividend data provided by SNL

9 (CHART) Operating ROE(%)1 From 2002-3Q 2010 1. ROE is defined as 3-yr rolling average operating ROAE 2. Composite peer median based on SNL data. Includes Allied World, Arch, Ren Re, Axis, Transatlantic, Everest, PartnerRe, Platinum, Montpelier and Alterra Impact of Hurricanes Gustav and Ike and mark to market accounting impact from investment portfolio Impact of Hurricanes Katrina, Rita, and Wilma claims Endurance ENH 3-year rolling average ROE Median peer 2 3-year rolling average ROE First year after inception; capital not yet fully deployed Endurance's Financial Results We have outperformed peers throughout the cycle in generating ROE1 15.0% 12.7% Impact of Chile and New Zealand Earthquakes and European Windstorm Xynthia

10

Specialty Focused, Diversified Portfolio of Businesses

Portfolio diversified by product, distribution source and geography

Trailing 12 Months – 3Q 2010 Net Premiums Written: $1.75 BN

Insurance - by Distribution Source

Independent Agents
- ARMtech Agriculture

Small Risk 23%

Brokers
- Healthcare
- Excess Casualty
- Professional Lines

E R S Fortune 1000 12%

Wholesale
- US Property
- US Casualty
- US Miscellaneous E&O

Middle Market 9%

Managing General Agents
- Habitational
- Environmental

Program 4%



Reinsurance – by Geographic Market

Bermuda 21%
- Aerospace
- Casualty Clash
- International Property Catastrophe
- US Property Catastrophe
- Workers' Compensation Catastrophe

US 26%
- Agriculture
- Personal Accident
- Surety
- Casualty & Workers' Compensation
- Professional Liability
- Property Per Risk
- Small Business
- Direct Treaty

International 5%
- Casualty
- Marine
- Motor
- Personal Accident
- Professional Indemnity
- Property
- Surety
- Trade Credit

Endurance
YOUR RISK IS OUR FOCUS

11 Specialty Focused, Diversified Portfolio of Businesses Adjusted product growth and capital deployment based on market conditions Trailing 12 Months - 3Q 2010 Net Premiums Written: $1.75 BN Property (35%) Casualty (36%) Property reinsurance has declined 37.4% since 2005 as we largely exited the national account business Catastrophe reinsurance has remained flat as competition has remained disciplined Property insurance premiums have remained flat since 2005 Agriculture insurance is not linked to property-casualty pricing cycle Growing policy count 5-7%/year Aerospace and marine, and surety and other reinsurance lines of business have declined significantly from their peaks Specialty (29%) Casualty reinsurance reduced 26.4% since its peak in 2005 Casualty insurance lines of business have increased modestly since 2005 as growth in middle market U.S. based business has been partially offset by declines in Bermuda based large account business

12 Active Portfolio Management Continuously expanding the portfolio of specialty businesses (CHART) Net written premium growth curve 2002 - 3Q 2010 TTM Small Risk Program Middle Market International Fortune 1000 US Bermuda Reinsurance Insurance We have successfully identified new opportunities and added new underwriting expertise while remaining disciplined in softening markets * TTM - Trailing Twelve Months,

13 Disciplined Reinsurance Portfolio Management Reinsurance book has been selectively reduced during a softening market (CHART) $1,375.0 $1,023.0 We have demonstrated discipline in writing reinsurance business as evidenced by the overall portfolio shrinking 33% since 2005. We have maintained our higher margin catastrophe premiums while shrinking our longer tail lines of business and retained our ability to grow when the market turns. Managing the reinsurance portfolio Active portfolio management has enhanced reinsurance portfolio: Lines of business have been actively reduced where pricing, terms or data quality have not met our requirements Casualty has declined 32% from its peak Property has declined 40% since its peak Aerospace and Marine has declined 80% from its peak Catastrophe premiums have remained flat as the market has been disciplined and margins are acceptable We have maintained our underwriting expertise and are well positioned to grow as opportunities arise Reinsurance net premiums written $865.7 $803.7 $1,327.9 $915.4 (millions)

14 Diversified Insurance Portfolio Continue to expand insurance capabilities while maintaining discipline (CHART) $387.7 $980.6 Since 2005 we have meaningfully invested in new capabilities and expanded our distribution relationships within our insurance franchise which should position us for strong growth when market conditions become more favorable Managing the insurance portfolio We have significantly broadened our insurance capabilities Added agriculture line of business through the acquisition of ARMtech Expanded professional lines through addition of underwriting teams and new relationships Careful expansion of our U.S. Based middle market insurance operations Maintained pricing and relationships in large risk insurance in an increasingly competitive environment Insurance net premiums written $740.3 $552.0 $416.6 $836.7

15 ARMtech Has Delivered Strong Results Acquired ARMtech in late 2007 - a highly specialized crop insurance company (CHART) ARMtech Highlights We have significantly invested in growing AMRtech's business Added marketing staff and more than doubled the claims staff which led to an expanded agent base Policy counts have grown 5-7% per year Since the acquisition, ARMtech has earned $980 million of net premiums and generated an underwriting ratio of 85.7% We believe changes to the standard reinsurance agreement will present a potential opportunity for ARMtech Lower A&O expense reimbursement has the potential to be significantly offset by reduced ARMtech agent commissions ARMtech's concentration in group 2 and 3 states expected to largely offset margin reductions in group 1 states Strong technology, claims handling and compliance position ARMtech favourably following the changes to the standard reinsurance agreement ARMtech NWP and Policy Counts Net Written Premiums (In millions) Policies ARMtech differentiates Endurance from its peers as it provides Endurance with a stable, diversifying book of business that is not impacted by property-casualty market cycle pressures

(CHART) 16 Growing Capital Base While Returning Significant Capital to Investors From January 1, 2007 through 9/30/2010, diluted shares outstanding have declined 27.8% (CHART) (Millions) (Millions) Cumulative Capital Returned to Shareholders Diversified and Growing Capital Base Over time, Endurance has thoughtfully built its capital base, diversifying the sources and duration of capital, reducing cost of capital, while at the same time aggressively returning over $1.4 billion of capital to shareholders

17 Strong Balance Sheet Endurance maintains a high quality, short duration investment portfolio Average Credit Quality of AA Investment Portfolio Highlights We have actively reduced the duration of the investment portfolio to 2.25 years from 2.9 years at the end of 2007 Investment quality has remained high as the portfolio is conservatively managed Alternative portfolio is less than 6% of total investment portfolio Alternative assets of $360.6 million comprised of direct investments in hedge funds (70% of portfolio) and high yield loan funds (30% of portfolio) Modest leverage used by hedge fund managers Hedge fund strategies split between event driven/opportunistic and credit/distressed Cash and Short Term 14.3% U.S. Government and U.S. Government Backed 40.5% Other 2.8% Alternatives 5.7% Asset Backed and Non-agency Mortgage Backed 18.1% Corporates 18.6% $6.3 Billion Investment Portfolio as of September 30, 2010 54.8% of investments are either cash and short term or are U.S. issued or backed

Conclusion Endurance is a compelling investment opportunity Strategically managing our business through the soft market Selectively reduced reinsurance premiums, especially in competitive longer tail lines Invested in agriculture insurance business which is not linked to the property-casualty market cycle Accounts for approximately 23% of net premiums written Active capital deployment to return excess capital to shareholders Reduced diluted shares outstanding by 27.8% since 1/1/2007 Maintain a short duration, highly liquid investment portfolio Positioned to reduce potential impact of rising interest rates Excellent balance sheet strength and liquidity High quality short duration investment portfolio has an average credit quality of AA Prudent reserving philosophy and strong reserve position; strong history of favorable development Industry leading Enterprise Risk Management The outlook for Endurance's key areas of specialization remain attractive Agriculture business provides diversification from the property-casualty markets Catastrophe lines have remained disciplined and profitable Profitable niches within specialty lines exist Endurance's share price value Endurance is currently trading at a discount to book, despite strong absolute and relative performance and strong market positioning 18

Appendix

20 Active portfolio management Specialty portfolio supported by extensive risk management expertise We have managed our portfolio of risks, prudently managing our three peak catastrophe zones of U.S. Wind (regional homeowners focus with strong Florida only portfolio), California quake and European wind/flood. The above chart represents a cumulative analysis of our in-force underwriting on a full year basis based on thousands of potential scenarios. Changes in Endurance's underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2009. See our most recent Investor Supplement for a full description of what is contained in the chart. Potential Operating Income Profile as of July 1, 2010 Potential Operating Result - $ Millions

21

Growth Through Specialization

We have a strong track record of entering new businesses to meet our strategic aims


Build
Buy
Partner
2002
2003
2004
2005
2006
2007
2008
2009
2010
Established Fortune 1000 insurance
Established US reinsurance
Established UK/Europe reinsurance
Established UK Middle Market insurance
Established Agriculture reinsurance
Established US Middle Market insurance
Established Zurich Office
Established Singapore Office
Hired Professional to Lead US Based Excess Casualty
Hired Professional to Lead US Based Professional Lines
Established Latin American Office in Miami
Acquired LaSalle portfolio
Acquired HartRe
Acquired XL Surety reinsurance
Acquired ARMtech
Acquired Portion of Glacier Re International CAT Business
Partnered with leading California workers' comp provider
Partnered with leading environmental contractor provider
Partnered with leading habitational risk provider

Endurance
YOUR RISK IS OUR FOCUS

22 Balance Sheet Strength and Durability Our commitment to ERM supports superior performance Best-in-class ERM Optimally manage capital and risks Manage towards a required return on risk-adjusted capital Quantify risks taken and limit ones that threaten solvency/viability Clearly defined risk tolerances and controls Asset management: approach incorporates capital-at-risk limits, stress testing and ratings triggers Liability management Concentration management Delegated authorities Strong governance structure Senior management understands and values ERM as a source of competitive advantage Board of Directors highly skilled in insurance and finance Corporate culture Ownership mentality Transparency and communication of ERM strategies "Excellent" ERM rating by S&P in 2008, affirmed in 2010 Youngest company and one of only five P&C companies in the world to achieve the highest designation

23 Business Organization and Competitive Advantages Each of our businesses are led by industry leading professionals with market expertise and maintain the following sources of competitive advantage Endurance Insurance 48%* Middle Market Small Risk Program Bermuda US Fortune 1000 International Reinsurance 52%* Diverse mix of access to exposure, split between insurance and reinsurance, and across customer segments Service and technology-based distribution strategy Strong local presences Strong product development Cost-efficient production Professional team with extremely strong underwriting experience Long-term relationships (over 20 years) with key brokers Very strong reinsurance relationships Individual risk underwriting model, as opposed to market share approach Very low historical loss ratio based on superior underwriting Deep distribution management capabilities Utilize technology to enhance control environment Multi-disciplined teams of professionals dedicated to program management and oversight Access to business through combination of insurance and reinsurance networks 3-pronged underwriting approach Specialized Relationship- based Opportunistic Dedicated professional teams with skills tailored to each approach Face-to-face service model and access to global network of clients Industry leading underwriting margins Aggressive portfolio management Industry leading technology and modeling Distinctive footprint and lean underwriting approach vs. most Bermuda competitors Shifting focus of business to Zurich and Singapore Strong local market presence with experienced professionals * TTM - Trailing Twelve Months

24 Financial Results for Third Quarter 2010 $MM (except per share data and %) September 30, 2010 September 30,2009 $ Change % Change Net premiums written 451.9 396.7 55.2 13.9% Net premiums earned 469.8 426.8 43.0 10.1% Net investment income 53.7 71.6 (17.9) -25.0% Net underwriting income 77.0 87.6 (10.6) -12.1% Net income 139.1 153.8 (14.7) -9.6% Operating income 119.4 148.1 (28.7) -19.4% Fully diluted net income EPS 2.51 2.51 - 0.0% Fully diluted operating EPS 2.14 2.41 (0.27) -11.2% Financial highlights September 30, 2010 September 30,2009 Operating ROE 17.2% 24.1% Net loss ratio 56.6% 49.6% Acquisition expense ratio 14.4% 14.8% General and administrative expense ratio 12.7% 15.1% Combined ratio 83.7% 79.5% Diluted book value per share $51.83 $42.09 Investment leverage 2.28 2.45 Key operating ratios

25 Third Quarter 2010 Net Written Premiums In $MM September 30, 2010 September 30,2009 $ Change % Change Property 21.4 13.5 7.9 58.5% Casualty 23.7 25.0 -1.3 -5.2% Healthcare liability 32.4 29.1 3.3 11.3% Workers' compensation -0.8 -2.3 1.5 -65.2% Agriculture 89.1 71.8 17.3 24.1% Professional lines 38.5 38.6 -0.1 -0.3% Total insurance 204.3 175.7 28.6 16.3% Insurance Segment In $MM September 30, 2010 September 30,2009 $ Change % Change Casualty 81.2 61.4 19.8 32.2% Property 111.4 115.3 -3.9 -3.4% Catastrophe 41.1 31.6 9.5 30.1% Aerospace and marine 4.2 7.2 -3.0 -41.7% Surety and other specialty 9.7 5.4 4.3 79.6% Total reinsurance 247.6 220.9 26.7 12.1% Reinsurance Segment

26 Financial Overview: Historical In $MM 2002 2003 2004 2005 2006 2007 2008 2009 3Q 2010 YTD 2002 through 3Q 2010 Net premiums written 765 1,598 1,697 1,619 1,586 1,575 1,784 1,606 1,606 13,836 Net premiums earned 369 1,174 1,633 1,724 1,639 1,595 1,766 1,633 1291 12,824 Net underwriting income 51 179 232 -410 304 322 111 265 125 1,179 Net investment income 43 71 122 180 257 281 130 284 144 1,512 Net income before preferred dividend 102 263 355 -220 498 521 99 536 254 2,408 Net income available to common shareholders 102 263 356 -223 483 506 83 521 242 2,333 Diluted EPS $1.73 $4.00 $5.28 ($3.60) $6.73 $7.13 $1.31 $8.69 $4.33 $35.60 Financial highlights from 2002 through third quarter 2010 Key operating ratios 2002 2003 2004 2005 2006 2007 2008 2009 3Q 2010 Inception-to-date Combined ratio 86.2% 84.7% 85.8% 123.5% 81.5% 79.9% 93.5% 84.0% 83.7% 90.8% Operating ROE 7.8% 17.3% 19.9% (11.9%) 25.7% 23.8% 8.5% 22.0% 17.2% 14.5% Book value per share $21.73 $24.03 $27.91 $23.17 $28.87 $35.05 $33.06 $44.61 $51.83

27 Underwriting Results Have Been Strong Inception to Date Underwriting Ratio Inception to Date Consolidated Underwriting Ratio is 79.3% Underwriting Ratio $818 $2,416 $617 $543 $726 $699 $755 $1,129 $696 $2,506 $2,407 $551 $379 Discontinued workers' compensation in early 2009 and offshore energy line of business in 2006 Inception to Date Net Written Premium (in millions)